UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁮  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁮  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁮  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁮  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership

In connection with the closing of the Mergers described in Item 2.01 below, on November 22, 2010, immediately prior to the effective time of the GP Merger (as defined below), Enterprise GP Holdings L.P., a Delaware limited partnership (“Holdings”), as successor general partner of Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), entered into Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership (“Amendment No. 5”) of the Partnership.  Amendment No. 5 admitted Holdings as the general partner of the Partnership immediately prior to the effective time of the GP Merger.

The description of Amendment No. 5 in this Item 1.01 is qualified in its entirety by reference to the full text of Amendment No. 5, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the closing of the Mergers described in Item 2.01 below, on November 22, 2010, the Third Amended and Restated Credit Facility, dated August 24, 2007, among Holdings, the Lenders Party Thereto, Citicorp North America, Inc., as Administrative Agent and Citibank, N.A., as Issuing Bank, as amended, was terminated.  No borrowings were outstanding under this loan agreement as of November 22, 2010.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Partnership announced on November 22, 2010 the completion of its acquisition of Holdings pursuant to an Agreement and Plan of Merger, dated as of September 3, 2010 (the “MLP Merger Agreement”), by and among the Partnership, Enterprise Products GP, LLC, a Delaware limited liability company (“Partners GP”), Enterprise ETE LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“MergerCo”), Holdings and EPE Holdings, LLC (“EPE Holdings”), a Delaware limited liability company and the general partner of Holdings.  In accordance with the MLP Merger Agreement, Holdings merged (the “MLP Merger”) with and into MergerCo with MergerCo surviving the merger.  The Partnership completed the MLP Merger following approval of the MLP Merger by a majority of the Holdings unitholders entitled to vote on November 22, 2010.

Pursuant to the MLP Merger Agreement and immediately prior to the effective time of the GP Merger, Holdings entered into the Fourth Amendment (defined below) to provide for the transformation of the approximate 0.01% economic interest of the general partner in Holdings owned by EPE Holdings into 13,921 Holdings units, representing an approximate 0.01% limited partner interest in Holdings and a non-economic general partner interest in Holdings (the “transformation”).

Immediately following the transformation and pursuant to the Agreement and Plan of Merger, dated as of September 3, 2010 (the “GP Merger Agreement” and, together with the  MLP Merger Agreement, the “Merger Agreements”), by and among Partners GP, Holdings and EPE Holdings, Partners GP (a wholly owned subsidiary of Holdings immediately prior to the GP Merger) merged with and into Holdings with Holdings surviving the merger, and succeeding Partners GP as the general partner of the Partnership (the “GP Merger” and, together with the MLP Merger, the “Mergers”).

Immediately following the GP Merger, at the effective time of the MLP Merger, Holdings merged with and into MergerCo with MergerCo surviving the merger as a wholly owned subsidiary of the Partnership.  As a result of the MLP Merger and pursuant to the MLP Merger Agreement, EPE Holdings succeeded Holdings as the non-economic general partner of the Partnership and all outstanding Holdings units (other than Holdings units held by Holdings, the Partnership or their respective subsidiaries) were cancelled and converted into the right to receive common units representing limited partner interests in the Partnership (“Common Units”) based on an exchange rate of 1.5 Common Units per Holdings unit. No fractional Common Units will be issued in the MLP Merger, and Holdings unitholders will, instead, receive cash in lieu of fractional Common Units, if any.  The 21,563,177 Common Units previously held by Holdings became treasury units and were cancelled by the Partnership immediately following the MLP Merger.

The foregoing descriptions of the MLP Merger Agreement and the GP Merger Agreement are qualified in their entirety by reference to the full text of each, filed as Exhibits 2.1 and 2.2 hereto, respectively, and  incorporated herein by reference.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the MLP Merger, Holdings (i) notified the New York Stock Exchange (the “NYSE”) on November 22, 2010 that the MLP Merger was effected and that all outstanding Holdings units (other than Holdings units held by Holdings, the Partnership or their respective subsidiaries) were cancelled and converted in the MLP Merger into the right to receive Common Units based on an exchange rate of 1.5 Common Units per Holdings unit, and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the Holdings units. The trading of Holdings units on the NYSE will be suspended from trading before the opening of the market on November 23, 2010.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Holdings

In connection with the closing of the Mergers described in Item 2.01, on November 22, 2010, immediately prior to the GP Merger, EPE Holdings entered into the Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Holdings (the “Fourth Amendment”).  The Fourth Amendment provided for the conversion of EPE Holdings’ 0.01% economic general partner interest in Holdings into 13,291 Holdings units and a non-economic general partner interest in Holdings.

The description of the Fourth Amendment in this Item 5.03 is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC

In connection with the Mergers described in Item 2.01, on November 22, 2010, Dan Duncan LLC, the sole member of EPE Holdings, entered into the Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings (the “LLC Agreement”).  The LLC Agreement provides for the establishment of an “Audit and Conflicts Committee” to approve certain matters with respect to the general partner and the Partnership, and the submission of certain matters to the Audit and Conflicts Committee upon similar terms and conditions as set forth in the limited liability company agreement of Partners GP, the general partner of the Partnership prior to the GP Merger, as required by the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, and the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership.

The description of the LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Unitholders (the “Special Meeting”) of Holdings held on November 22, 2010, Holdings unitholders approved the adoption of the MLP Merger Agreement. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
118,750,735	43,355	758,675	--

In connection with the Special Meeting, Holdings also solicited proxies with respect to a proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.  The proposal, which was unnecessary in light of no other business properly coming before the Special Meeting and the approval of the adoption of the MLP Merger Agreement by Holdings unitholders as indicated above, was not submitted to Holdings unitholders for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On November 22, 2010, Holdings issued a joint press release with the Partnership announcing the approval by the Holdings unitholders of the MLP Merger.  A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 22, 2010, Holdings also issued a joint press release with the Partnership announcing the closing of the Mergers.  A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed September 7, 2010).

2.2
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed September 7, 2010).

3.1#	Fourth Amendment to First Amended and Restated Agreement of Limited Partnership of Enterprise GP Holdings L.P., dated effective as of November 22, 2010.
3.2
Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective as of November 22, 2010 (incorporated by reference to Exhibit 3.3 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

10.1
Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated effective as of November 22, 2010 (incorporated by reference to Exhibit 3.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

99.1
Joint Press Release regarding the merger vote dated November 22, 2010 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

99.2
Joint Press Release regarding merger closing dated November 22, 2010 (incorporated by reference to Exhibit 99.5 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

_____________________
# Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE ETE LLC (as successor-by-merger to ENTERPRISE GP HOLDINGS L.P.)

Date: November 23, 2010	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise ETE LLC

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed September 7, 2010).

2.2
Agreement and Plan of Merger, dated as of September 3, 2010, by and among Enterprise Products GP, LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed September 7, 2010).

3.1#	Fourth Amendment to First Amended and Restated Agreement of Limited Partnership of Enterprise GP Holdings L.P., dated effective as of November 22, 2010.
3.2
Fourth Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC, dated effective as of November 22, 2010 (incorporated by reference to Exhibit 3.3 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

10.1
Amendment No. 5 to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated effective as of November 22, 2010 (incorporated by reference to Exhibit 3.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

99.1
Joint Press Release regarding the merger vote dated November 22, 2010 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

99.2
Joint Press Release regarding merger closing dated November 22, 2010 (incorporated by reference to Exhibit 99.5 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on November 23, 2010).

_____________________
# Filed herewith